Q3-2020 Earnings October 21, 2020

Forward Looking Statements This communication may be deemed to include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “projects,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from volatility in oil and gas prices, the material risks and uncertainties for the U.S. and world economies, and for our business, resulting from the COVID-19 pandemic, expectations regarding rates of default and credit losses, volatility in the mortgage industry, our business strategies, our expectations about future financial performance, future growth and earnings, the appropriateness of our allowance for credit losses and provision for credit losses, our ability to identify, employ and retain a successor chief executive officer, the impact of changing regulatory requirements and legislative changes on our business, increased competition, interest rate risk, new lines of business, new product or service offerings and new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. 2

Improved Profitability

Financial Highlights ($M)	3Q 2019	2Q 2020	3Q 2020
Net Interest Income	$252.2	$209.9	$207.6
Non-Interest Income	20.3	70.5	60.3
Total Revenue	272.5	280.4	267.9
Non-Interest Expense	149.4	222.3	165.7
PPNR[1]	123.1	58.1	102.2
Provision for Credit Losses	11.0	100.0	30.0
Income Tax Expense/(Benefit)	24.0	(7.6)	15.1
Net Income/(Loss)	$88.1	$(34.3)	$57.1

Key Performance Metrics	3Q 2019	2Q 2020	3Q 2020
ROA	1.06%	(0.36)%	0.59%
PPNR [1] / Avg. Assets	1.48%	0.62%	1.06%
Efficiency Ratio [2]	54.8%	79.3%	61.9%
EPS	$1.70	$(0.73)	$1.08
ROCE	13.21%	(5.48)%	8.24%

- Strong core financial performance with $54.7 million of net income to common, or $1.08 per diluted share
- Stable Y-o-Y Total Revenue driven by continued robust mortgage demand and persistent HFI loan spreads
- Additional one-time expense actions of $15.4 million related to software write-off taken this quarter
- Non-performing assets totaled $161.9 million, a decrease of $12.1 million compared to Q2-2020. ACL / NPA coverage improved to 1.8x from 1.5x
- Moderating provision expense from 1H-2020 levels reflective of proactive early-cycle approach and stabilizing macroeconomic trends
- Continued balance sheet strength evidenced by Common Equity Tier 1 of 9.1% and Liquidity Assets / Total Assets of 27.2% both of which are expected to stay at elevated levels over the near-term
- Employee health and safety continue to be primary areas of focus; business continuity plan remains in place

Progress on Strategic Priorities

Sustainably Higher Core Earnings

- PPNR [1] / Avg. Assets trends improving as a result of lower expenses and improved balance sheet efficiency. Early assessment of 2021 indicates pull-through of anticipated expense savings
- Strong quarter for front-line hires; continued area of focus heading into 2021. Client activity beginning to pick up at a measured pace with improving loan, deposit, and treasury pipelines
- Redeployed portion of excess liquidity into $1.1B of securities; average yield 1.12 bps, duration ~5 years

Effective Credit Cycle Management

- Multi-year, proactive de-risking in Energy and Leveraged Lending resulting in remaining portfolios more representative of go-forward composition and desired client profiles
- Focused on sustaining legacy of peer credit outperformance in the remainder of the loan portfolio

[1] Net interest income and non-interest income, less non-interest expense
[2] Non-interest expense divided by the sum of net interest income and non-interest income

TEXAS CAPITAL BANCSHARES, INC.
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Credit Risk Management; Continued Proactive Approach

Highlights

- Credit Trends
  - Modest net charge-offs, which are down substantiality given proactive actions taken in previous quarters
  - Velocity of negative risk migration has materially declined; conversely, positive migration has increased
- COVID-19 Impacts
  - Loans totaling $166 million remain on deferral at Q3-2020; $1.2 billion at Q2-2020
  - $61 million of remaining $166 million granted second 90-day deferral
- Economic View for CECL
  - Unemployment: 8.8% @ Q4-2020, 6.6% @ Q4-2021

Credit Quality



Q3 2019
Q2 2020
Q3 2020
0.77%
1.04%
1.15%
1.13%
1.60%
1.84%
0.37%
0.49%
0.43%
ACL on Loans / Loans HFI
ACL on Loans / Loans HFI excl MFLs
NPAs / Earning Assets

Initial COVID-Impacted Loan Types / Industries	Bal / Cmt ($B)	% Total Loans	% Criticized	% NPA	Commentary
C&I – Energy	0.96 / 1.4	4%	28%	8%	Reserve coverage level at historical highs and criticized levels down 15% Q-o-Q. Market activity slowly increasing
C&I – Real Estate	0.46 / 0.69	2%	4%	0%	Granular portfolio with select credits negatively impacted by COVID-related social distancing protocols
C&I – Food Services [1]	0.19 / 0.21	1%	12%	0%	Borrowers adjusting to clients' preferences and state restrictions; will require continued monitoring
C&I – Retail Trade	0.11 / 0.16	<1%	9%	0%	Portfolio continues to show resilience
CRE – Hospitality	0.34 / 0.35	1%	51%	0%	Most impacted portfolio to-date. Texas-centric, limited service with significant cash equity providing support for extended stress
CRE – Retail	0.29 / 0.31	1%	6%	0%	Continues to perform well with quality of anchor/essential tenants (e.g., large grocery stores) in most properties a risk mitigating factor

[1] Includes Accommodation

TEXAS CAPITAL BANCSHARES, INC.
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Loan Portfolio

Growth Outlook

- Ending LHI (excluding MFLs) decreased $762 million (5%) from Q2-2020, and $982 million Y-o-Y, due to the following factors:
  - Deliberate multi-quarter reductions in Energy and Leveraged Lending; ending balances down 27% and 9%, respectively, from Q1-2020 and 41% and 41%, respectively, from YE 2018
  - Utilization rates in the low 50's, down from historically observed levels
- Average Total MFLs [1] of $9.6 billion were modestly higher in Q3-2020 ($0.5 billion, or 6%) as strong mortgage demand continued
- Loan spreads have shown resilience even as the portfolio mixed to lower yielding products

Y-o-Y Changes in Ending LHI (excluding MFLs)



$16.8B
$1.3B
$0.7B
$0.3B
$0.7B
$15.8B
Beginning Balance
9/30/2019
Targeted Reductions
Line Utilization
Other
PPP
Ending Balance
9/30/2020

Period-End Loan Composition [2]

$25.8B in balances



Business Assets
25%
Energy
4%
Other
8%
Owner Occupied R/E
5%
Residential R/E Mkt. Risk
4%
Comml R/E Mkt. Risk
15%
Total Mortgage Finance
39%

Average Loans & Total Loan Spread [3]



LHI (excl. MFLs)
Total MFLs 1
Total Loan Spread 3
$10.7B
$11.4B
$10.2B
$9.1B
$9.6B
$16.9B
$16.7B
$16.6B
$17.0B
$16.3B
3.48%
3.38%
3.35%
3.43%
3.33%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Total Loan Yield	4.79%	4.45%	4.30%	3.86%	3.69%

[1] Total MFLs include LHI, mortgage finance, and MCA LHS
[2] Includes total LHI and LHS
[3] Total Loan Spread = Yield on total loans (HFI & HFS) – Total cost of deposits and other borrowings

TEXAS CAPITAL BANCSHARES, INC.
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Deposits and Fundings

Highlights

- Ending deposits increased $1.8 billion, primarily in non-interest bearing portfolios, as clients continued to build and maintain on-balance sheet cash
  - Continued focus on cost-effective deposit growth within verticals and core client relationships
  - Brokered deposit balances stabilized, while costs declined, as the Bank replaced higher-priced maturing deposits
- Funding costs continued to improve, albeit modestly (7 bps), as the mix trended towards lower-/no-cost funding
  - Focusing on further reducing core interest-bearing deposit costs and increasing non-interest balances
  - Initiatives to reduce excess liquidity will proceed prudently by targeting higher-cost, indexed portfolios

Funding Costs



1.25%
1.21%
1.03%
0.99%
0.92%
0.90%
0.45%
0.42%
0.38%
0.34%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Avg Cost of Deposits
Total Funding Costs

Period-End Deposits Balances



$27.4B
$10.3B
$2.1B
$15.0B
$26.5B
$9.4B
$2.3B
$14.7B
$27.1B
$9.4B
$2.7B
$15.0B
$30.2B
$10.8B
$2.3B
$17.0B
$32.0B
$12.3B
$2.3B
$17.3B
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Interest-bearing core
Interest-bearing brokered
DDAs

Upcoming Maturities



CD Maturity
1.40%
$0.9B
1.01%
$0.4B
1.20%
$0.3B
0.34%
$0.2B
Q4 2020
Q1 2021
Q2 2021
Q3 2021



FHLB Maturity
$0.7B
0.15%
$2.0B
0.61%
Q4 2020
Q1 2021
Funding
Rate

TEXAS CAPITAL BANCSHARES, INC.
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Q3-2020 Earnings Overview

Net Interest Income

Net Interest Income & Margin



$252.2M
$209.9M
$207.6M
3.16%
2.30%
2.22%
Q3 2019
Q2 2020
Q3 2020

Commentary

- Total LHI yields continued to decline (17 bps) as balances mixed towards relatively lower yielding MFLs
- Total time deposit costs declined significantly (33 bps), as did levels. Further benefitting from a $1.3 billion increase in average NIB deposits, total deposit costs declined 8 bps
- With reductions in the LHI portfolio driving a net decrease in loans, excess deposit growth increased liquidity. Migration to securities will further enhance yields as the balance sheet continues its transition

Net Interest Margin Detail (bps)



230.2
-13.1
-1.6
-0.1
0.4
-0.9
6.9
221.8
Q2 2020
Loans (net PPP)
Liquid Asset Balances
PPP Loans Yields
Liquid Asset Yields
Other
Funding Costs
Q3 2020

Credit Expense

Provision for Credit Losses



$11.0M
$100.0M
$30.0M
Q3 2019
Q2 2020
Q3 2020

Commentary

- The modest increase in criticized loans notwithstanding, a decrease in net charge-offs and more stable economic outlook led to reduced provision expense during the quarter
- NCOs of $1.6 million demonstrate a material improvement over both Q2-2020 ($74.1 million) and Q3-2019 ($36.9 million). Expectation of higher NCO levels in future quarters as the cycle matures
- Provision expense is expected to remain moderate compared to 1H20, with risk migration peaking in 2021

Criticized Loans



$536.3M
$1,014.0M
$1,075.6M
2.17%
3.97%
4.27%
Q3 2019
Q2 2020
Q3 2020
Criticized Loans
Criticized Loans % Total LHI

TEXAS CAPITAL BANCSHARES, INC.
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Q3-2020 Earnings Overview

Non-interest income

Non-interest Income



$20.3M
$70.5M
$60.3M
Q3 2019
Q2 2020
Q3 2020

Commentary

- Deposit Service Charges up 16% Q-o-Q reflective of continued market focus
- Wealth Management Fees modestly improving Q-o-Q (up 7%) as the downturn stabilizes and markets recover from troughs
- GOS opportunities in MCA continue to contribute significantly ($31.3 million higher than in Q3-2019)
- Brokered Loan Fees up significantly Q-o-Q ($4.3 million, or 40%). Volumes may remain unseasonably high in Q4-2020, but lower than in Q3-2020

Fee Income Details



$6.2M
$1.2M
$2.3M
$2.7M
$6.3M
$1.5M
$2.3M
$2.5M
$5.9M
$0.5M
$2.5M
$2.9M
Q3 2019
Q2 2020
Q3 2020
Swap Fees
Wealth Management Fees
Deposit Service Charges

Non-interest expense

Non-interest Expense



$149.4M
$222.4M
$165.7M
Q3 2019
Q2 2020
Q3 2020

Commentary

- Q2-2020 expense-reduction actions drove core salaries decline ($3.0 million). Q3-2020 Salaries & Benefits only 4% above year-ago levels
- Incremental spend focused on revenue-producing positions
- Benefits from final software write-off in Q3 ($15.4 million) will be more fully realized in Q4 and 2021
- Servicing asset impairment weighed on Q2 results and did not reoccur in Q3 due to active hedging. Heightened amortization expense from declining rates may keep levels elevated, however

Salary and Employee Benefits



$80.7M
$100.8M
$84.1M
Q3 2019
Q2 2020
Q3 2020

TEXAS CAPITAL BANCSHARES, INC.
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LOB Detail

Loan Portfolio Detail – Mortgage Finance Commentary MWH + MCA Annualized Revenue ◼ Q3-2020 average MFLs (excluding MCA LHS) increased 12% Y-o-Y as the Bank continued to optimize its business mix by taking advantage of industry volumes and GOS opportunities in MCA $174M -22.5% $135M ◼ When combined with MCA, annualized quarterly revenue increased +129.8% ~26% from Q3-2019. A favorable outlook suggests continued near- $76M term opportunity to provide substantial risk-adjusted returns acting as a counter-cyclical hedge to the traditional LHI portfolio +2.2% ◼ Mortgage Finance’s relationship-driven pricing approach continues $291M +10.3% $321M $328M to support yields (only 9 bp decrease Q-o-Q), allowing volume to offset potential declines in interest and drive higher non-interest fees ◼ Proven track-record of adjusting risk profile based on market Q3 2019 Q2 2020 Q3 2020 liquidity; underlying portfolio quality remains the priority Mortgage Warehouse Mortgage Correspondent Aggregation Average Mortgage Warehouse Loans and Yields $10.0B 6.0% $9.0B 5.0% $8.0B 4.0% $7.0B 3.0% $6.0B 2.0% $5.0B $4.0B 1.0% $3.0B 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Mortgage Finance Yield 10YR 1M LIBOR 10

Loan Portfolio Detail – CRE 1 CRE Portfolio Overview $3.9B in balances Portfolio Composition ◼ History of proactive portfolio management evidenced by changes in Multi Family Office Industrial Senior Housing growth rates thru-cycle and strong credit performance during Hospitality Self Storage Other Retail periods of stress ◼ CRE managed as a line of business facilitating achievement of concentration objectives by product and geography. Underwriting 32% 14% 11% 10% 9% 9% 8% 7% focus on strong sponsors and developers with significant upfront cash equity Texas Other (<3% each) California Colorado Florida Georgia ◼ Emphasis on equity and LTV at origination with recent appraisals demonstrating value resiliency across collateral types ◼ Composition deliberately weighted towards lower risk multi-family 58% 25% 7% 4% ($1.2 billion in balances) with an emphasis on newly developed, Class A properties. Rent collection remains high 3% 3% ◼ Office and Industrial performance is stable with evidence of permanent market and/or sales appetite. Continuing to actively Net charge-off Performance monitor Office for signs of emerging stress resulting from COVID related restrictions ◼ Deferrals for COVID-impacted exposures are made in concert with 4.5% TCBI Peer Average loan restructures and modifications to support borrower performance longer term 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2020 Q2 1 Excludes Specialized Residential Real Estate portfolio 11

Loan Portfolio Detail – Leveraged & Energy

Leveraged Lending

$0.7B in balances

- Diversified portfolio with some exposure to industries believed to be most impacted by COVID-19; others may be affected depending on their varying degrees of either reliance on consumer spending or supply chain risks
- Significant reduction in originations over the past 12 months, coupled with meaningful runoff, has reduced overall exposure by ~30%; remaining portfolio more reflective of desired exposure
  - The increase in Criticized reflects impact of COVID-19 on borrowers engaged in travel and entertainment industries
  - Multi-period reduction in NPAs



Criticized
Total ACL% [2]
$177M
$204M
$188M
$222M
$254M
6.2%
8.1%
6.6%
6.2%
7.4%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
NPAs % [2]	2.8%	8.7%	6.4%	5.2%	4.4%

Energy

$1.0B in balances

- Continued loan balance contraction driven by improved market activity and resolution of previously disclosed problem credits
  - Total Y-o-Y loan balances down ~35% from $1.5 billion to $1.0 billion
  - Portfolio continues to trend towards improved granularity with lower inherent loss potential
- ~70% of E&P production hedged for the remainder of 2020, ~50% in 2021 [1]
  - Early stages of Fall Redetermination; anticipate continued hedge requirements
- ACL% at historical highs; no change to expectations for thru-cycle credit performance



Criticized
Total ACL% [2]
$136M
$211M
$248M
$324M
$275M
3.0%
4.3%
8.8%
9.2%
11.7%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
NPAs % [2]	4.1%	8.8%	11.4%	9.1%	7.6%

[1] Hedge % calculated based on production volumes
[2] Ratios calculated as a % of total energy or leveraged loans

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Conclusion

Summary & Outlook

Franchise Highlights	■ Diverse, well-established lines of business balanced between differentiated national verticals and core market offerings reflective of the relationship banking approach synonymous with TCBI since inception ■ Organic growth model developed by hand selecting top talent fosters unique cultural alignment, innovation mindset, and client-centric focus. Bias towards action enables rapid transformation consistent with dynamic market ■ Branch-lite since formation, a limited physical footprint enables capital allocation for core treasury focus, scalable deposit verticals, and digital offerings - compatible with accelerating customer preferences ■ Best-in-class Mortgage Finance business provides balance sheet optionality, strong risk-adjusted returns, and natural hedge to asset-sensitive commercially-oriented model
Q4-2020 Outlook	■ Actions taken in Q2-2020 set the foundation for improvements in profitability ■ 2H-2020 Non-Interest Expense of low-/mid-$290 million, down from an adjusted $302 million in 1H-2020. Variability driven by pace of front-line hires and MSR servicing expense, both of which provide offsetting revenue ■ Absent significant economic deterioration, we believe we are adequately reserved for the losses inherent in our portfolio. Anticipate continued moderating provision expense in Q4-2020 as compared to 1H-2020 ■ Elevated contribution from Mortgage Finance will persist against the backdrop of favorable market conditions ■ Improving earnings generation in excess of anticipated credit needs should result in increased capital ratios. Liquidity position likely to remain elevated given deposit growth; multi-quarter remix of cash into securities will continue
2021 Areas of Focus	■ Core loan growth in targeted areas ■ Attracting top front-line talent ■ Mortgage Finance will continue to be a strong contributor, with volumes influenced by mortgage demand ■ Provision levels dependent on economic conditions, but overall quality of existing portfolio and focus growth areas are favorable. Charge-offs will be higher than Q3-2020 levels as credit-cycle matures ■ Securities balances will continue to increase, and cash levels should moderate with repositioning of funding

TEXAS CAPITAL BANCSHARES, INC.

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